UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2021

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083
(Address of principal executive offices) (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BBBY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on June 17, 2021, the following items were voted upon: (1) the election of ten directors of the Company for terms expiring in 2022; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 26, 2022; and (3) the approval, by non-binding vote, of the 2020 compensation paid to the Company’s named executive officers. Shareholders of record of the Company’s common stock at the close of business on May 3, 2021 were entitled to vote shares at the Annual Meeting. As of that date, there were 106,632,647 shares of common stock outstanding. The voting results with respect to each of the matters described were as follows:

1. The ten directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Harriet Edelman	74,948,891	333,916	30,955	14,927,436
Mark J. Tritton	74,710,111	570,755	32,896	14,927,436
John E. Fleming	73,336,537	1,939,709	37,516	14,927,436
Sue E. Gove	74,053,177	1,221,475	39,110	14,927,436
Jeffrey A. Kirwan	74,378,723	891,876	43,163	14,927,436
Virginia P. Ruesterholz	74,845,812	433,253	34,697	14,927,436
Joshua E. Schechter	70,512,251	4,766,494	35,017	14,927,436
Andrea M. Weiss	74,684,416	600,163	29,183	14,927,436
Mary A. Winston	74,611,578	663,185	38,999	14,927,436
Ann Yerger	73,970,614	1,311,775	31,373	14,927,436

2. The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 26, 2022 was ratified based upon the following votes:

For	Against	Abstain
88,290,622	1,845,624	104,952

3. The approval, by non-binding vote, of the 2020 compensation paid to the Company’s named executive officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
69,727,989	5,357,814	227,959	14,927,436

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: June 21, 2021	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer